UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES  EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported) January 28, 1997


                        BENEFICIAL MORTGAGE CORPORATION
                        (Depositor and Master Servicer)

                    BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
                (Issuer in Respect of the Beneficial Home Equity
                       Loan Asset Backed Certificates)

             (Exact name of registrant as specified in its charter)

New York (Issuer)                   333-1614           11-3314368 (Issuer)
(State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation or
organization)


   301 North Walnut Street
   Wilmington, Delaware                                    19801
(Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code:  (302) 425-2500


      (Former name or former address, if changed since last report)
                                   NONE




Item 7.  Financial Statements and Exhibits

Exhibit 20.1  	Beneficial Home Equity Loan Asset Backed Certificates, Series
               1996-1 Statement to Certificateholders dated January 28, 1997.




                                   SIGNATURES

	Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on behalf of Beneficial Home Equity Loan Trust 1996-1 by the undersigned, thereunto duly authorized.



               				BENEFICIAL HOME EQUITY LOAN TRUST 1996-1
						                            Registrant

               				By:	Beneficial Mortgage Corporation
					                  (Depositor and Master Servicer)




               				By:	/S/ Richard J. Zak
					                  Richard J. Zak
                  					Vice President (Chief Accounting Officer)


February 10, 1997



                                 Exhibit Index
Exhibit
Number 	                  			Exhibit

20.1	   Beneficial Home Equity Loan Asset Backed Certificates,
	       Series 1996-1 Statement to Certificateholders dated January 28, 1997.



Exhibit 20.1

               STATEMENT TO CERTIFICATEHOLDERS

Beneficial Mortgage Corp Current Collection Period 28-Nov-96 to 27-Dec-96 Beneficial Home Equity Loan Asset Backed Certificates P&S Agreement 01-Apr-96
     Class A Certificates, Series 1996-1
     Class M Certificates, Series 1996-1 Original Settlement Date:  30-Apr-96
     Class B Certificates, Series 1996-1 Distribution Date          28-Jan-97


               1 Month LIBOR                                           5.6875%

               Class A Pass-Through Rate (1 mo LIBOR + 18 bps)         5.8675%
               Class M Pass-Through Rate (1 mo LIBOR + 28 bps)         5.9675%
               Class B Pass-Through Rate (1 mo LIBOR + 25 bps)         5.9375%
 Distribution to Holders of Class A Certificates (per Certificate with a $1,000 denomination)

      1 i.     Amount Allocable to Class A Principal                 26.361639
        ii.    Amount Allocable to Unpaid Class A Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class A Principal Shortfall After
               Such Distribution                                      0.000000

      2 i.     Amount Allocable to Class A Interest                   3.549198
        ii.    Amount Allocable to Class A Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class A Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class A Interest Shortfall After
               Such Distribution                                      0.000000

      3 i.     Amount of Class A Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class A Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class M Certificates (per Certificate with a $1,000 denomination)

      4 i.     Amount Allocable to Class M Principal                  0.000000
        ii.    Amount Allocable to Unpaid Class M Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class M Principal Shortfall After
               Such Distribution                                      0.000000

      5 i.     Amount Allocable to Class M Interest                   4.807153
        ii.    Amount Allocable to Class M Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class M Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class M Interest Shortfall After
               Such Distribution                                      0.000000

      6 i.     Amount of Class M Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class M Interest Shortfall For Such
               Distribution Date                                      0.000000

 Distribution to Holders of Class B Certificates (per Certificate with a $1,000 denomination)

      7 i.     Amount Allocable to Class B Principal                 49.376070
        ii.    Amount Allocable to Unpaid Class B Principal Shortfall 0.000000
        iii.   Remaining Unpaid Class B Principal Shortfall After
               Such Distribution                                      0.000000

      8 i.     Amount Allocable to Class B Interest                   2.586583
        ii.    Amount Allocable to Class B Carryover Interest
               Shortfall                                              0.000000
        iii.   Amount Allocable to Unpaid Class B Interest Shortfall  0.000000
        iv.    Remaining Unpaid Class B Interest Shortfall After
               Such Distribution                                      0.000000

      9 i.     Amount of Class B Principal Shortfall For Such
               Distribution Date                                      0.000000
        ii.    Amount of Class B Interest Shortfall For Such
               Distribution Date                                      0.000000

     10        Ending Class A Principal Balance                 776,849,108.89
     11        Ending Class A Principal Factor                     72.4537501%

     12        Ending Class M Principal Balance                  66,074,000.00
     13        Ending Class M Principal Factor                    100.0000000%

     14        Ending Class B Principal Balance                  30,993,861.88
     15        Ending Class B Principal Factor                     49.1412248%

     16 i.     Ending Pool Number of Loans                              17,466
        ii.    Ending Pool Balance                              905,994,474.59

     17 i.     Number of Mortgage Loans 30 to 59 Days Delinquent           680
        ii.    Aggregate Principal Balances of Mortgage Loans
               30 to 59 Days Delinquent                          37,358,423.84
        iii.   Number of Mortgage Loans 60 or More Days Delinquent         282
        iv.    Aggregate Principal Balances of Mortgages 60 or
               More Days Delinquent                              19,289,622.01
     18        Book Value of Real Estate Aquired Through
               Foreclosure or Grant of a Deed                     3,209,500.69